Exhibit 99.2

Erie Indemnity Company
Consolidated Statements of Operations
(dollars in millions, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Revenues	(Unaudited)		(Unaudited)
Premiums earned	$1,319	$1,215	$2,607	$2,390
Net investment income	111	104	220	207
Net realized investment gains	133	61	189	310
Net impairment losses recognized in earnings	0	(1)	0	(1)
Equity in earnings of limited partnerships	27	39	77	75
Other income	8	8	16	16
Total revenues	1,598	1,426	3,109	2,997
Benefits and expenses
Insurance losses and loss expenses	1,126	861	2,160	1,703
Policy acquisition and underwriting expenses	325	302	646	595
Total benefits and expenses	1,451	1,163	2,806	2,298

Income from operations before income taxes and noncontrolling interest	147	263	303	699
Provision for income taxes	44	86	91	232
Net income	$103	$177	$212	$467

Less: Net income attributable to noncontrolling interest in consolidated entity – Exchange	54	133	117	386

Net income attributable to Indemnity	$49	$44	$95	$81

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$1.05	$0.95	$2.04	$1.73
Class A common stock – diluted	$0.94	$0.84	$1.82	$1.54
Class B common stock – basic and diluted	$158	$142	$307	$259

Weighted average shares outstanding attributable to Indemnity – Basic
Class A common stock	46,214,153	46,693,333	46,307,659	46,733,925
Class B common stock	2,542	2,542	2,542	2,542

Weighted average shares outstanding attributable to Indemnity – Diluted
Class A common stock	52,411,414	52,886,259	52,504,920	52,926,851
Class B common stock	2,542	2,542	2,542	2,542

Dividends declared per share
Class A common stock	$0.6350	$0.5925	$1.2700	$1.1850
Class B common stock	$95.2500	$88.8750	$190.5000	$177.7500

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest (Unaudited)
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Three months ended June 30,		Three months ended June 30,		Three months ended June 30,		Three months ended June 30,
	2014	2013	2014	2013	2014	2013	2014	2013
Management operations:
Management fee revenue, net	$366	$336	$—	$—	$(366)	$(336)	$—	$—
Service agreement revenue	8	8	—	—	—	—	8	8
Total revenue from management operations	374	344	—	—	(366)	(336)	8	8
Cost of management operations	306	285	—	—	(306)	(285)	—	—
Income from management operations before taxes	68	59	—	—	(60)	(51)	8	8
Property and casualty insurance operations:
Net premiums earned	—	—	1,298	1,196	—	—	1,298	1,196
Losses and loss expenses	—	—	1,101	837	(2)	(2)	1,099	835
Policy acquisition and underwriting expenses	—	—	380	348	(64)	(53)	316	295
(Loss) income from property and casualty insurance operations before taxes	—	—	(183)	11	66	55	(117)	66
Life insurance operations: (1)
Total revenue	—	—	46	46	(1)	(1)	45	45
Total benefits and expenses	—	—	36	33	0	0	36	33
Income from life insurance operations before taxes	—	—	10	13	(1)	(1)	9	12
Investment operations: (1)
Net investment income	4	3	89	81	(5)	(3)	88	81
Net realized gains on investments	0	0	133	58	—	—	133	58
Net impairment losses recognized in earnings	0	0	0	0	—	—	0	0
Equity in earnings of limited partnerships	3	5	23	33	—	—	26	38
Income from investment operations before taxes	7	8	245	172	(5)	(3)	247	177
Income from operations before income taxes and noncontrolling interest	75	67	72	196	—	—	147	263
Provision for income taxes	26	23	18	63	—	—	44	86
Net income	$49	$44	$54	$133	$—	$—	$103	$177

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest (Unaudited)
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Six months ended June 30,		Six months ended June 30,		Six months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013	2014	2013	2014	2013
Management operations:
Management fee revenue, net	$685	$632	$—	$—	$(685)	$(632)	$—	$—
Service agreement revenue	15	15	—	—	—	—	15	15
Total revenue from management operations	700	647	—	—	(685)	(632)	15	15
Cost of management operations	574	539	—	—	(574)	(539)	—	—
Income from management operations before taxes	126	108	—	—	(111)	(93)	15	15
Property and casualty insurance operations:
Net premiums earned	—	—	2,566	2,352	—	—	2,566	2,352
Losses and loss expenses	—	—	2,108	1,654	(3)	(3)	2,105	1,651
Policy acquisition and underwriting expenses	—	—	745	676	(117)	(97)	628	579
(Loss) income from property and casualty insurance operations before taxes	—	—	(287)	22	120	100	(167)	122
Life insurance operations: (1)
Total revenue	—	—	96	92	(1)	(1)	95	91
Total benefits and expenses	—	—	73	68	0	0	73	68
Income from life insurance operations before taxes	—	—	23	24	(1)	(1)	22	23
Investment operations: (1)
Net investment income	8	7	173	160	(8)	(6)	173	161
Net realized gains on investments	1	0	183	304	—	—	184	304
Net impairment losses recognized in earnings	0	0	0	0	—	—	0	0
Equity in earnings of limited partnerships	9	8	67	66	—	—	76	74
Income from investment operations before taxes	18	15	423	530	(8)	(6)	433	539
Income from operations before income taxes and noncontrolling interest	144	123	159	576	—	—	303	699
Provision for income taxes	49	42	42	190	—	—	91	232
Net income	$95	$81	$117	$386	$—	$—	$212	$467

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Reconciliation of Operating Income to Net Income

Reconciliation of operating income to net income

We disclose operating income, a non-GAAP financial measure, to enhance our investors’ understanding of our performance related to the Indemnity shareholder interest.  Our method of calculating this measure may differ from those used by other companies, and therefore comparability may be limited.

Indemnity defines operating income as net income excluding realized capital gains and losses, impairment losses and related federal income taxes.

Indemnity uses operating income to evaluate the results of its operations.  It reveals trends that may be obscured by the net effects of realized capital gains and losses including impairment losses.  Realized capital gains and losses, including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions which are not related to our ongoing operations.  We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered as a substitute for net income prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and does not reflect Indemnity’s overall profitability.

The following table reconciles operating income and net income for the Indemnity shareholder interest:

	Indemnity Shareholder Interest
	Three months ended June 30,		Six months ended June 30,
(in millions, except per share data)	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Operating income attributable to Indemnity	$49	$44	$94	$81
Net realized gains and impairments on investments	0	0	1	0
Income tax expense	0	0	0	0
Realized gains and impairments, net of income taxes	0	0	1	0
Net income attributable to Indemnity	$49	$44	$95	$81

Per Indemnity Class A common share-diluted:
Operating income attributable to Indemnity	$0.94	$0.84	$1.81	$1.54
Net realized gains and impairments on investments	0.00	0.00	0.02	0.00
Income tax expense	0.00	0.00	(0.01)	0.00
Realized gains and impairments, net of income taxes	0.00	0.00	0.01	0.00
Net income attributable to Indemnity	$0.94	$0.84	$1.82	$1.54

Erie Indemnity Company
Consolidated Statements of Financial Position
(in millions)

	June 30, 2014	December 31, 2013
	(Unaudited)
Assets
Investments – Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$497	$526
Equity securities	26	50
Limited partnerships	141	146
Other invested assets	1	1
Investments – Exchange
Available-for-sale securities, at fair value:
Fixed maturities	8,701	8,162
Equity securities	914	819
Trading securities, at fair value	3,377	3,202
Limited partnerships	931	940
Other invested assets	20	20
Total investments	14,608	13,866

Cash and cash equivalents (Exchange portion of $237 and $403, respectively)	300	452
Premiums receivable from policyholders – Exchange	1,287	1,167
Reinsurance recoverable – Exchange	168	172
Deferred income taxes – Indemnity	1	2
Deferred acquisition costs – Exchange	579	566
Other assets (Exchange portion of $405 and $337, respectively)	517	451
Total assets	$17,460	$16,676

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Other liabilities	$451	$476
Exchange liabilities
Losses and loss expense reserves	3,964	3,747
Life policy and deposit contract reserves	1,789	1,758
Unearned premiums	2,788	2,598
Deferred income taxes	557	450
Other liabilities	90	97
Total liabilities	9,639	9,126

Indemnity's shareholders’ equity	755	734

Noncontrolling interest in consolidated entity – Exchange	7,066	6,816
Total equity	7,821	7,550
Total liabilities, shareholders’ equity and noncontrolling interest	$17,460	$16,676